Exhibit 10.4

                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


     This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") dated as of October 25, 2002, is entered into by and between Level 8 Systems, Inc., a Delaware corporation (the "Company"), and the parties who have executed this Amendment and whose names appear on Schedule I (each party listed on Schedule I is sometimes individually referred to herein as a "Holder" and all such parties are sometimes collectively referred to herein as the "Holders") to that certain Registration Rights Agreement dated as of August 29, 2002 (the "Registration Rights Agreement).

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, the Company and the Holders are parties to that certain Registration Rights Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement; and

     WHEREAS, the Company and the Holders are parties to that certain First Amendment to Exchange Agreement dated as of even date hereof (the "Exchange Agreement Amendment") providing for certain modifications to that certain Exchange Agreement dated as of August 29, 2002 by and among the Company and the Holders (the "2002 Exchange Agreement"); and

     WHEREAS, the parties desire to amend the Registration Rights Agreement to provide for the registration (as that term is defined in the Registration Rights Agreement) of all Registrable Securities issued to the Holders pursuant to the terms of the Exchange Agreement Amendment; and

     WHEREAS, the parties desire to enter into this Amendment in order to evidence the foregoing and for other purposes.

     NOW, THEREFORE, for and in consideration of the premises set forth herein and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used in the Registration Rights Agreement and not otherwise defined herein or therein shall have the meanings given such terms in or the 2002 Exchange Agreement as amended by the Exchange Agreement Amendment and the following definitions shall be amended and restated in the Registration Rights Agreement as follows:

     "Certificates of Designation" has the meaning set forth in the Exchange Agreement Amendment.



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     "Closing Date" shall mean the Closing Date as such term is defined in the
Exchange Agreement Amendment.

     "Filing Date" means as soon as practicable but in no event (i) later than the 10th day following the Closing Date if filing on Form S-3 is available or
(ii) if filing on Form S-3 is unavailable, no later than the 45th day following the Closing Date.

     "Preferred Stock" means the Company's Series A3 Convertible Redeemable Preferred Stock and the Company's Series B3 Convertible Redeemable Preferred Stock issuable at the Closing (as defined in the Exchange Agreement Amendment) pursuant to the Exchange Agreement Amendment.

     "Warrants" means the warrants issuable pursuant to the Exchange Agreement Amendment.

         2. No Other Amendment or Waiver. Except for the amendments set forth above, the terms of the Registration Rights Agreement shall remain unchanged and in full force and effect. Each party acknowledges and expressly agrees that the other party requires strict compliance with all the terms and provisions of the Registration Rights Agreement.

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     IN WITNESS WHEREOF, the parties have executed this First Amendment to
Registration Rights Agreement as of the date first written above.

                                          LEVEL 8 SYSTEMS, INC.


                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                          BROWN SIMPSON PARTNERS I, LTD.


                                          By:
                                          --------------------------------------
                                          Name:
                                          Title: Authorized Signatory



                                          SENECA CAPITAL, L.P.

                                          By: Seneca Capital Advisors, LLC, its
                                              general partner


                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                          SENECA CAPITAL INTERNATIONAL, LTD.


                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                         ADVANCED SYSTEMS EUROPE, B.V.



                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:




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